SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 29, 2002

Date of Report

(Date of Earliest Event Reported)

ROCKY MOUNTAIN ENERGY CORPORATION

(FORMERLY KNOWN AS EMISSION CONTROL DEVICES, INC.)

(Exact Name of Registrant as Specified in its Charter)

Nevada	90-0031918
(State or Other Jurisdiction of incorporation or organization)	(IRS Employer ID No.)

0-30689

(Commission File No.)

33 N. Sam Houston Parkway E, Suite 910, Houston, TX 77060

(Address of Principal Executive Offices)

281-448-6500

(Issuer's Telephone Number, including Area Code)

Item 1. Changes in Control of Registrant.

Pursuant to the acquisition set forth in Item 2, below, the following individuals control the Registrant:

Name	Title	Shares controlled
John N. Ehrman	President, CEO, Director	5,000,000
Paul Bornstein	Chairman	250,000
James Hagar	Secretary/Treasurer	25,000
Steve Leiberman	Director	0
Al Zelinsky	Director	900,000

Item 2. Acquisition or Disposition of Assets.

Pursuant to a majority consent of the outstanding shares of the Company, an Agreement and Plan of Reorganization between Emission Control Devices, Inc., a Nevada corporation, and Cavallo Energy, Inc., a Texas corporation, was approved, whereby 17,874,590 shares of Emission Control Devices, Inc. were exchanged for all of the issued and outstanding shares of Cavallo Energy, Inc., effective May 29, 2002.

Item 3. Bankruptcy or Receivership.

None; not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

None; not applicable.

Item 5. Other Events.

Pursuant to a majority consent of the outstanding shares of the Company, the Company changed its name from Emission Control Devices, Inc. to Rocky Mountain Energy Corporation, completed a one-for-one thousand round-lot reverse stock split, and increased its authorized capital to 200,000,000 shares of common stock, par value $.001.

The Company secured financing in the form of a line of credit from Marathon Corporation USA in the amount of $40,000,000 plus 4% for acquisition and development of proved reserves.

The Company is scheduled to close, by the end of June 2002, acquisitions totaling 9 million barrels of oil and 56.4 billion cubic feet of gas proved reserves, including the purchase of the oil and gas assets of Regent Energy Corporation in the amount of $4,000,000, plus expected development costs of $3,000,000; and the purchase of the Wyoming gas assets of United Oil Company in the amount of $3,000,000, plus expected development costs of $3,000,000. Following these expected closings, there will be approximately $27,000,000 of the $40,000,000 line of credit set forth, above, available for further acquisitions and development.

Item 6. Resignations of Directors and Executive Officers.

Justeene Blankenship resigned as the Registrant's President and Director pursuant to the Agreement and Plan of Reorganization set forth in Item 2, above. The resignation was not due to a disagreement with the Registrant.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Attached at the end of this Form 8-K following signatures.

(b) Pro Forma Financial Information.

Attached at the end of this Form 8-K following signatures.

(c) Exhibits.
Exhibit Number	Description of Exhibit
3.1	Articles of Amendment
99	Agreement and Plan of Reorganization

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8. Change in Fiscal Year.

None; not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

None; not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKY MOUNTAIN ENERGY CORPORATION

(FORMERLY KNOWN AS EMISSION CONTROL DEVICES, INC.)

Date: 6/5/2002 By: /s/ John N. Ehrman

John Ehrman

President, Chief Executive Officer and Director

ROCKY MOUNTAIN ENERGY CORPORATION AND SUBSIDIARY

(formerly Emission Control Devices, Inc.)

COMBINED BALANCE SHEETS

(unaudited)

May 29, 2002

===========================================================================
	(Parent)	(Subsidiary)
	Rocky Mountain Corporation	Cavallo Energy Corporation	Adjustments	Combined Balance
ASSETS
CURRENT ASSETS
Cash	$ -	$ 51,000		$ 51,000
Note receivable - note 1	-	63,800		63,800
	__________	__________		__________
Total Current Assets	-	114,800		114,800
	__________	__________		__________
OTHER ASSETS	-	7,255	(3) 81,358 (4) (81,358)	7,255
	__________	__________		__________
	$ -	$122,055		$122,055
	=========	=========		=========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current liabilities	$ -	$ 32,457		$ 32,457
Provision for income tax payable	-	8,240		8,240
	__________	__________		__________
Total Current Liabilities	-	40,697		40,697
	__________	__________		__________
STOCKHOLDERS' EQUITY
Common stock 200,000,000 shares authorized at $0.001 par value; 18,065,790 shares outstanding (after acquisition)	11,487	3,737	(1) (11,466) (2) 170 (3) 17,875 (4) (3,737)	18,066
Capital in excess of par value	(6,177)	45,951	(1) 11,466 (2) 510 (3) 63,483 (4) (82,931)	32,302
Retained earnings	(5,310)	31,670	(2) (680) (4) 5,310	30,990
	__________	__________		__________
Total Stockholders' Equity	-	81,358		81,358
	__________	__________		__________
	$ -	$ 122,055		$ 122,055
	=========	=========		=========

See accompanying notes to these financial statements.

ROCKY MOUNTAIN ENERGY CORPORATION AND SUBSIDIARY

(formerly Emission Control Devices, Inc.)

STATEMENT OF OPERATIONS

(unaudited)

For the Period May 24, 2002 (Date of Inception) to May 29, 2002

============================================================================
		Adjustments	Total
REVENUES	$ -		$ -
EXPENSES	23,890	(2) 680	24,570
	__________	__________	__________
NET LOSS - before other income and expense	(23,890)		(24,570)
OTHER INCOME AND EXPENSE
Net gain from sale of contract	63,800		63,800
Provision for income tax	(8,240)		(8,240)
	__________		__________
NET PROFIT	$ 31,670		$ 30,990
	=========		=========
NET PROFIT PER COMMON SHARE
Basic	$ -
	__________
AVERAGE OUTSTANDING SHARES
Basic	18,065,790
	__________

See accompanying notes to these financial statements.

ROCKY MOUNTAIN ENERGY CORPORATION AND SUBSIDIARY

(formerly Emission Control Devices, Inc.)

NOTES TO FINANCIAL STATEMENTS

(SUBSIDIARY)

============================================================================

1. NOTE RECEIVABLE

The note receivable resulted from the sales of a contract by the subsidiary and is due over six months starting in June 2002, plus interest at 11%.

2. CONTINUING AND CONTINGENT LIABILITIES

The subsidiary completed a $40,000,000 line of credit with Marathon Corporation USA on May 23, 2002 with a cost of funds of LIBOR plus 4% on a two year term to be used for the acquisition and development of proven oil and gas reserves.

On May 16, 2002 the subsidiary executed a term sheet to purchase the oil and gas assets of Regent Energy Corporation for $4,000,000.

On May 21, 2002, the subsidiary executed a contract to purchase the Wyoming gas assets of United States Oil Company for $3,000,000.

The subsidiary has leased 2,986 square feet of office space at 333 N. Sam Houston Parkway. E. on a three year lease. Lease payment obligations began June 1, 2002 with lease payments of $4,225 per month and guaranteed by the President, John N. Ehrman. The lease is paid through July 1, 2002.

The subsidiary leases office equipment under a three year lease with payments of $1,323 per month. The equipment consists of two copiers, and computer file servers with network capabilities. The lease is guaranteed by the President of the Company.

3. ACQUISITION OF ALL OUTSTANDING STOCK CAVALLO ENERGY, INC.

On May 29, 2002 the Company (parent) completed the acquisition of all of the outstanding stock of Cavallo Energy Corporation (subsidiary), by a stock for stock exchange in which the stockholders of the subsidiary received 17,874,590 common shares of the parent, representing 99% of the outstanding stock of the parent, after a reverse stock split and issuance of additional common shares as payment for services. For reporting purposes, the acquisition was treated as an acquisition of the parent by the subsidiary (reverse acquisition) and a recapitalization of the subsidiary. The acquisition was recorded as a purchase with no good will being recognized.

As part of the acquisition, the authorized common capital stock of the parent was increased to 200,000,000 shares with a par value of $.001, the completion of a reverse stock split on one share for 1,000 outstanding shares, and on May 30, 2002 the parent changed its name to "Rocky Mountain Energy Corporation" from "Emission Control Devices, Inc."

The subsidiary was organized on May 24, 2002 in the state of Texas for the purpose of acquiring and developing oil and gas properties.

4. PRINCIPALS OF CONSOLIDATION

Included in the following are the summarized, combined, unaudited pro-forma financial statements of the Company (parent) and Cavallo Energy Corporation (subsidiary) as if the acquisition had been completed on May 24, 2002 (date of inception of the subsidiary). The historical operating statements prior to May 29, 2002 are those of the subsidiary, and excludes the historical operating information of the Company (parent) prior to May 29, 2002.

All intercompany transactions have been eliminated.

5. ADJUSTMENTS

1. To record reverse common stock split of one share for 1,000 outstanding shares.

2. To record the issuance of 170,000 post split common shares for services at $.004.

3. To record issuance of 17,874,590 post split common shares for all outstanding stock of Cavallo Energy Corporation.

4. Consolidation adjustments.